[Front]                                                             EXHIBIT 4.1

                                    AutoCyte
                       Expanding the Vision of Pathology

             NUMBER                                             SHARES

    AC-

INCORPORATED UNDER THE LAWS OF                             SEE REVERSE FOR
    THE STATE OF DELAWARE                                CERTAIN DEFINITIONS


                                 AutoCyte, Inc.

THIS IS TO CERTIFY THAT                                    CUSIP 052768_10_8




is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                       THE PAR VALUE OF $.01 PER SHARE OF

---------------------------------- AutoCyte, Inc.-------------------------------

transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-laws of the Corporation, each as now in effect of hereafter amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ William O. Green                                      /s/ James B. Powell
           TREASURER                                       PRESIDENT & C.E.O.


                               [Corporate Seal]


COUNTERSIGNED AND REGISTERED:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                      (NEW YORK)                      TRANSFER AGENT
                                                       AND REGISTRAR
BY:


                                               AUTHORIZED SIGNATURE

[Reverse Side]

                                    AutoCyte
                       Expanding the Vision of Pathology

The Corporation is authorized to issue more than one class and series of stock. The Corporation will furnish without charge to each stockholder who so requests in writing a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-  as tenants in common
         TEN ENT-  as tenants by the entireties
          JT TEN-  as joint tenants with
                   right of survivorship and
                   not as tenants in common


UNIF GIFT MIN ACT-_______________Custodian___________________
                       (Cust)                  (Minor)

               under Uniform Gifts to Minors

               Act___________________________________________
                                  (State)

     Additional abbreviations may also be used though not in the above list.

     For value received,_______________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

_______________________________________________________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint ____________________________________________

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________


                     ___________________________________________________________
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                     CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: ______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                         IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), TO S.E.C. RULE 17Ad-15.